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                                                           EXHIBIT 23.2

                           CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Eastern Bancorp, Inc.

We consent to the use of our report dated November 9, 1995, incorporated herein by reference. Our report refers to changes in the methods of accounting for income taxes, investment securities, and mortgage servicing rights.


                                       /s/ KPMG Peat Marwick LLP

                                       KPMG PEAT MARWICK LLP

Boston, Massachusetts
April 11, 1996